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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of Earliest Event Reported): JULY 21, 2003

                           FIRST STATE BANCORPORATION
               (Exact Name of Registrant as Specified in Charter)

        NEW MEXICO                      001-12487                 85-0366665
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
    of Incorporation)                                        Identification No.)

               7900 JEFFERSON, N.E., ALBUQUERQUE, NEW MEXICO 87109 (Address of Principal Executive Offices) (Zip Code)

                                 (505) 241-7500
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         Items (a) and (b) are inapplicable.

         Item (c) Exhibits.

         Exhibit 99.1 News release, dated July 21, 2003.

ITEM 9. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On July 21, 2003, the Registrant issued a News Release announcing its second quarter 2003 financial results. A copy of the News Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 FIRST STATE BANCORPORATION

Date: July 21, 2003                          By: /s/ Christopher C. Spencer
                                                 ------------------------------
                                                 Christopher C. Spencer
                                                 Senior Vice President and
                                                 Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit                      Description
-------           ----------------------------------
   99.1           News release, dated July 21, 2003.